Exhibit 99.1

Capital Markets Day  September 3, 2025

 Welcome and Opening Remarks  2025 Capital Markets Day  2  Jacklyn Rooker  VP, Investor Relations  BENSON QUARRY ‖ BENSON, NORTH CAROLINA

 Statement Regarding Safe Harbor for Forward-Looking Statements  Investors are cautioned that all statements herein that relate to the future involve risks and uncertainties and are based on assumptions that the Company believes in good faith are reasonable but which may be materially different from actual results. These statements, which are forward-looking statements under the Private Securities Litigation Reform Act of 1995, provide the investor with the Company’s expectations or forecasts of future events. You can identify these statements by the fact that they do not relate only to historical or current facts. They may use words such as “guidance”, “anticipate”, “may”, “expect”, “should”, “believe”, “will”, and other words of similar meaning in connection with future events or future operating or financial performance. Any or all of the Company’s forward-looking statements here and in other publications may turn out to be wrong.  You should consider these forward-looking statements in light of risk factors discussed in Martin Marietta’s Annual Report on Form 10-K for the year ended December 31, 2024, the Form 8-K dated as of today, and other periodic filings made with the SEC. All of the Company’s forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to the Company or that it considers immaterial could affect the accuracy of its forward-looking statements or adversely affect or be material to the Company. The Company assumes no obligation to update any such forward-looking statements.  NON-GAAP FINANCIAL MEASURES  This material contains financial measures that are not prepared in accordance with United States generally accepted accounting principles (GAAP). The Appendix contains reconciliations of these non-GAAP financial measures to the closest GAAP measures. Management believes these non-GAAP measures are commonly used by investors to evaluate the Company’s performance and, when read in conjunction with the Company’s consolidated financial statements, present a useful tool to evaluate the Company’s ongoing business performance from period to period and anticipated performance. Additionally, these are some of the factors the Company uses in internal evaluations of the overall performance of its businesses. Management acknowledges that many factors impact reported results, and the adjustments in these non-GAAP measures do not account for all such factors. Furthermore, these non-GAAP measures may not be comparable to similarly titled measures used by other companies.  3  2025 Capital Markets Day

 2025 Capital Markets Day  4  Today’s Agenda  9:00 a.m.  Welcome and Opening Remarks  JACKLYN ROOKER | VP, Investor Relations  Compounding Returns on a Rock-Solid Foundation  WARD NYE | Chair, President and Chief Executive Officer  Codifying Martin Operating System to Further Drive Organic Growth  WARD NYE | Chair, President and Chief Executive Officer  Fireside Chat: Accelerating Commercial and Operational Excellence   Moderator  WARD NYE | Chair, President and Chief Executive Officer  Panelists  OLIVER BROOKS | President, East Division  KIRK LIGHT | President, Southwest Division  BILL PODRAZIK | President, Central Division  CHRIS SAMBORSKI | President, West and Specialties Divisions  10:50 a.m.  Break  11:05 a.m.  Capital Allocation and M&A Execution Drive Long-Term Value Creation  MICHAEL PETRO | SVP and Chief Financial Officer  Closing Remarks  WARD NYE | Chair, President and Chief Executive Officer  11:25 a.m.  Q&A Session

 Compounding Returns on a Rock-Solid Foundation  2025 Capital Markets Day  5  Ward Nye  Chair, President and Chief Executive Officer  LEMON SPRINGS QUARRY ‖ SANFORD, NORTH CAROLINA

 2025 Capital Markets Day  6  Key Messages  Industry-leading aggregates unit profitability growth enabled by disciplined pricing and operational excellence  2  Proven track record of executing Strategic Operating Analysis and Review (SOAR) strategy to deliver strong financial results and significant shareholder returns  3  Significant whitespace and clear M&A targets in diversified geographic end markets enhances consistent organic growth  4  Leading supplier of aggregates with differentiated, complementary specialty products  1  Strategically located in higher-growth markets and well positioned to benefit from attractive long-term secular growth trends  5

 2025 Capital Markets Day  7  1 Reflects market cap as of August 26, 2025.  2 Reflects number of aggregates quarries, mines, and yards and employees as of August 26, 2025.  3 Revenues and Adjusted EBITDA reflect the mid-point of our 2025 guidance as of August 7, 2025.  4 Non-GAAP measure, see Appendix for reconciliation to nearest GAAP measure.  5 Safety data as of December 31, 2024; LTIR and TIIR rate per 200,000 man hours worked.  Martin Marietta at a Glance (NYSE: MLM)  Revenues  Gross Profit  2024 Product Mix  World-Class Safety Focus  0.13  lost-time incident rate  8th  Consecutive year achieving world-class lost-time incident rate5  Aggregates  Cement & Downstream  Specialty Products  0.65  total injury incident rate  4th  Consecutive year achieving better than world-class total injury incident rate5  Key Stats  9,700+  Employees2  $37.4B  Market cap1  $7.0B  Revenues3  $2.3B  Adjusted EBITDA3,4  ~400  Aggregates quarries, mines, and yards2  Raleigh, NC  Headquarters

 Broad North American Footprint with Significant Whitespace for Expansion  2025 Capital Markets Day  8  Coast-to-Coast Aggregates Footprint with ComplementarySpecialties Businesses in Growing Markets  Aggregates  >85 Years of Reserves  based on 2024production levels  #1 or #2  in 90% of existing markets with ample whitespace  Southwest  East  Central  $2.25B  Adjusted EBITDA  Targeted Downstream Products  West  Southwest  East  Central  West  Southwest  East  Central  1M  Ready Mixed Concrete Cubic Yards1  9M  Hot Mix Asphalt Tons1  Building Materials  Complementary Specialty Products  West  Southwest  East  Central  Specialties Division  1 Reflects shipments for FY2024.  LimeLargest dolomitic lime operation in North America  Magnesia-Based ProductsMagnesium Oxide, Magnesium Hydroxide, and Magnesium Sulfate  British Columbia  1 Reflects aggregates footprint and 2025 downstream shipments giving effect as if the asset exchange with Quikrete Holdings, Inc. announced August 4, 2025, closed on January 1, 2025. The asset exchange with Quikrete Holdings, inc. is not yet closed and remains subject to regulatory approvals and customary closing conditions.  1

 Value Proposition of Building Materials Supply Chain   9  2025 Capital Markets Day  9  1 The asset exchange with Quikrete Holdings, inc. announced August 4, 2025, is not yet closed and remains subject to regulatory approvals and customary closing conditions.  Downstream Products  5%  Asphalt  Ready Mixed Concrete (RMC)  Key aggregates (and cement) distribution channel (80% aggregates by weight)  Cyclical end market exposure  Key aggregates distribution channel (95% aggregates by weight)  End market resiliency(Infrastructure)   of midpoint of 2025 consolidated gross profit guidance giving effect as if the asset exchange closed on January 1, 20251  86%  Aggregates  Profit growth through economic cycles  Depleting natural resource buttressed by long-lived reserves  Limited substitute products  Logistical advantages  of midpoint of 2025 consolidated gross profit guidance giving effect as if the asset exchange closed on January 1, 20251

 2025 Capital Markets Day  10  Source: S&P Global; company data.  Strategically Positioned in Higher-Growth Markets  Diverse End Market Exposure Aligned with Growing U.S. States  West  Southwest  East  Central  TX  30%  CA  7%  NC 10%  CO   9%  GA  6%  MN  4%  AZ  4%  FL  4%  IA  3%  IN  3%  SC  4%  OH  1%  NE  2%  MD 2%  AL   1%  MO   1%  OK   2%  VA   1%  AR   <1%  PA   <1%  LA   <1%  MI  0.3%  KS  <1%  KY   <1%  ut   <1%  Wa   <1%  TN 2%  MS   <1%     Wy   <1%  DE <1%  2024 Building Materials Revenues by Destination  NOVA Scotia   <1%   BAHAMAS   <1%  West Division  Southwest Division  Central Division  East Division  Expected cumulative population growth from 2024 to 2029 for Top 10 MLM states by revenue   (3.0% vs. 1.6% expected cumulative U.S. population growth)  2X  WV   <1%

 2025 Capital Markets Day  11  Note: Implied Cash Cost of Sales Per Ton defined as Aggregates Average Selling Price less Aggregates Gross Profit per Ton less DD&A.   Note: Selling price is established locally at the point of sale and is subject to competitive and other factors at each locality. ASP increases reflect the average of the Company’s selling price across all regions, some of which may have already been implemented. Local prices can vary significantly from this average.  Industry-Leading Aggregates Unit Profitability Growth Driven By Pricing and Operational Excellence  Average Sales Price CAGR  7.1%  4.9%  Implied Cash Cost of Sales per Ton CAGR  Cash Gross Profit per Ton (CGPPT)  10.1%  CAGR  +61%  Cumulative Growth  Cumulative Growth  +96%  Cumulative Growth  Continued Positive Operating Leverage from Price / Cost Spread to Fuel Growing CGPPT  +200 bps Spread  +40%

 2025 Capital Markets Day  12  Experienced Leadership with Best-in-Class Teams Delivering on Commitments to Stakeholders  Right People, Right Culture, and Right Incentives for Accelerated Growth  Oliver Brooks  East Division President  Kirk Light  Southwest Division President  Bill Podrazik  Central Division President  Chris Samborski  West and Specialties   Division President  Division Presidents  Today’s Speakers  Bradley Kohn  Senior Vice President, General Counsel and Corporate Secretary  Robert Cardin  Senior Vice President, Controller, and Chief Accounting Officer  Roselyn Bar  Executive Vice President  Ward Nye  Chair, President and Chief Executive Officer  Michael Petro  Senior Vice President and Chief Financial Officer  Jason Flynn  Senior Vice President and Chief Information Officer  Donald McCunniff  Executive Vice President and Chief Human Resources Officer  Jack Koraleski  Lead Independent Director

 2025 Capital Markets Day  13  Steadfast Commitment to Our Core Values is the Cornerstone of Our Future Success  Safety Culture is Core toEverything We Do  CORE VALUES  INTEGRITY  Doing the right thing by adhering to our core values and ethical business principles  EXCELLENCE  Being a role model through responsible innovation and continuous improvement  STEWARDSHIP  Committed to making the world better today and for future generations  SAFETY  Uncompromising in our commitment to the safety and health of our people and the community  COMMUNITY  Our people and the relationships they build within our neighborhoods and cities

 2025 Capital Markets Day  14  Leading the Industry in Safety Performance  Industry-Leading Safety Performance Metrics throughout SOAR 2025  1 Represents a sampling of other suppliers that self-reported safety data. Data sourced from MSHA database, company ESG, proxy and peer review reports. Rates per 200,000 hours worked. The industry average for stone and sand and gravel facility types is preliminary for January 1 through September 30, 2024, the most recent final statistics available.  Total Reportable Incident Rate1 (2024)  Peer 1  Peer 2  Peer 3  Peer 4  1.70  Stone, Sand & Gravel Industry Average

 2025 Capital Markets Day  15  SOAR: Proven Playbook for Scalable Growth  Committed to Disciplined Market Expansion through M&A  Inorganic Growth  Portfolio Optimization  Organic Growth  Commercial  Excellence  OperationalExcellence  Asset Swaps /Divestitures  Residual Land Value  Growth Capital Investments  New Market Expansion  Bolt-on Acquisitions

 16  SOAR Execution Since 2010 Inception  2025 Capital Markets Day  16  2010  131 Million  Aggregates Shipment Tons  $1.8 Billion  Consolidated Revenues  $375 Million  Adjusted EBITDA1  Note: 2025 Guidance Midpoint reflects the mid-point of our 2025 guidance as of August 7, 2025.  1 Non-GAAP measure, see Appendix for reconciliation to nearest GAAP measure  2 The asset exchange with Quikrete Holdings, Inc. announced August 4, 2025, is not yet closed and remains subject to regulatory approvals and customary closing conditions. As a result, the annual aggregates tons expected from the asset exchange are not included in the 2025 Guidance Midpoint.  2025 Guidance Midpoint  196 Million  Aggregates Shipment Tons  $7.0 Billion  Consolidated Revenues  $2.3 Billion  Adjusted EBITDA1  Aggregates  Aggregates  Quikrete Aggregates2

 2025 Capital Markets Day  17  SOAR Provides Proven Track Record of Compounding Financial Performance…  $0.4B  $0.8B  $1.4B  $2.3B  $2.10   $4.29   $11.54   $18.87   21%  21%  29%  33%  $1.8B  $3.5B  $4.7B  $7.0B  ~10% CAGR  Revenues  ~13% CAGR  Adj. EBITDA  +1,200 bps  Adj. EBITDA Margin  ~16% CAGR  Diluted EPS  1 2025G reflects the mid-point of our 2025 guidance as of August 7, 2025.  1  1  1  1

 2025 Capital Markets Day  18  Source: FactSet.  1 Total Shareholder Return from December 31, 2010 – August 26, 2025.   2 Total Shareholder Return as of August 26, 2025.   …While Delivering Total Shareholder Returns (TSR) In Excess of Key Indices  Outperformed S&P Materials by  149% pts  10-year TSR2  Outperformed S&P Materials by  145% pts  5-year TSR2  Outperformed S&P Materials by  53% pts  3-year TSR2  Outperformed S&P Materials by  8% pts  YTD TSR2  Outperformed S&P Materials by  449% pts  TSR Since SOAR Launch1  577%  680%  231%  298%  323%  173%  100%  206%  61%  67%  79%  26%  11%  20%  11%  S&P 500  S&P 500 Materials  Martin Marietta

Charted Course to Become Pure Aggregates Market Leader Over a Decade Ago

SOAR

TXI Was a Transformational Transaction of Scale for the Company…

txi

Acquired in 2014

- **Vertically integrated Texas heavyside materials leader**
- **18M tons of annual** aggregates production
- **Leading cement producer** in Texas
- **Complementary ready mix** distribution channel

Strengthened Leading Texas Aggregates Footprint

- **Bridgeport Complex**
- **Mill Creek Complex**
- **Hunter Stone**

…that Provided a Balance Sheet Neutral Path to Enhance Our Core Product Line

Divestiture Assets Used As Consideration For…

- **Albert Frei & Sons**
  Closed January 12, 2024
- **Affiliates of Blue Water Industries LLC**
  Closed April 5, 2024
- **Quikrete**
  Expected close Q1 2026[1]

~35M Tons

Annual High-Margin Aggregates Production in Targeted Geographies


British Columbia

Sold Two Cement Plants in 2024-2025 for More than the Entire Acquisition Cost of TXI Assets[1]

Martin Marietta

1 The asset exchange with Quikrete Holdings, inc. is not yet closed and remains subject to regulatory approvals and customary closing conditions.

2025 Capital Markets Day 19

 Inorganic New Market Expansion  Organic Growth Highlights  Current Footprint  SOAR 2025 Target Market1  2025 Capital Markets Day  20  Delivered on SOAR 2025 Objectives from 2021 Capital Markets Day  Price / Cost Spread  Executed Against Organic and Inorganic Targets  West  Southwest  East  Central  Growth Capex  200 BPS  Price / Cost Spread  TARGET:  EXPECT TO ACHIEVE:  +228 BPS  Price / Cost Spread  Bridgeport Plant Capacity and Automation  +3M  Annual Aggregates Tons  Midlothian Cement Plant Capacity Expansion  +450K  Annual Cement Tons  1 Virginia and Pacific Northwest locations reflect the sites from the definitive agreement with Quikrete announced on August 4, 2025. The transaction is expected to close in the first quarter of 2026, subject to regulatory approvals and other customary closing conditions.

 2025 Capital Markets Day  21  Transformed Business for Next Phase of Compounding Growth  Gross Profit Product Mix  SOAR 2025 Financial Results  Increasing Contribution from the   Aggregates Product Line  2020  2025G  2020   GrossProfit  2025   Gross Profit Guide  $4.7BRevenues  $7.0BRevenues  8.1%  CAGR  $1.4BAdjusted EBITDA  $2.3BAdjusted EBITDA  10.6%  CAGR  29%Adjusted EBITDA Margin  33%Adjusted EBITDA Margin  +356  BPS  Aggregates  Cement & Downstream  Specialty Products  100%  SOAR 2025 TSR GOAL  +1,100Basis Points Improvement  120%+  ACHIEVED1  Note: 2025G reflects the mid-point of our 2025 guidance as of August 7, 2025.  1 Source: FactSet; Total Shareholder Return from December 31, 2020 – August 26, 2025.

 Investment Highlights  2025 Capital Markets Day  22  MEDINA ROCK AND RAIL ‖ MEDINA COUNTY, TEXAS

Sustainable Competitive Advantages Driving Compounded Earnings Growth

SOAR

- Consistent earnings growth through demand cycles
- Flexible cost structure (~50% variable)
- Diversified customer base; largest <5% of revenues
- Insulated from private construction cyclicality; infrastructure ~40% of shipments
- Complementary Specialties Division with aggregates-like characteristics

Earnings Growth through Cycles

+64% EPS

during SOAR 2025[1], despite residential down cycle

Durable and Resilient Organic Earnings Profile

Martin Marietta

1 From 2020 – 2025G; Note: 2025G reflects the mid-point of our 2025 guidance as of August 7, 2025.

2025 Capital Markets Day 23

Our Resilient, Aggregates-Led Business Model Is a Key Driver of Company Growth

SOAR

Drivers of Aggregates Value

- Diminishing Natural Resource
- Capital and Permitting Requirements
- Limited Substitute Products
- Value-to-Weight Ratio Creates Logistical Advantages
- Flexible Cost Structure
- Low Cost of Overall Construction Project

Delivered Compounding Pricing and Unit Profitability through Cycles



Volume ~23% Below Peak
2000
2004
2008
2012
2016
2020
2024
USGS Stone, Sand & Gravel Volume
MLM Cash Gross Profit per Ton (CGPPT)
MLM Average Sales Price (ASP)

SOAR 2025 Execution

	SOAR 2025 Execution
4% CAGR in ASP from 2000 - 2020	**13% CAGR** in ASP from 2021 - 2024
5% CAGR in CGPPT from 2000 - 2020	**18% CAGR** in CGPPT from 2021 - 2024

Martin Marietta

Note: Selling price is established locally at the point of sale and is subject to competitive and other factors at each locality. ASP increases reflect the average of the Company's selling price across all regions, some of which may have already been implemented. Local prices can vary significantly from this average.

2025 Capital Markets Day 24

 2025 Capital Markets Day  25  Streamlined Business Model and Flexible Cost Structure Driving a Leaner, More Agile Organization  Note: EBITDA / Employee and SG&A % of Revenues reflect 2024 figures.  EBITDA / Employee  SG&A % of Revenues

 2025 Capital Markets Day  26  Complementary Specialties Division Drives Differentiation and Higher Margins  Drivers of Complementary Specialties  Gross Margin (2024)  Growth Opportunities  Specialty quarries  R&D efforts  Attractive Margin Profile  Growth Platform Optionality  End Market Diversification  Aggregates-Like Characteristics  1 Specialty products 2024 Gross Margin results relate to performance of Magnesia Specialties Division. Specialties Division is the rebranded Magnesia Specialties Division.  1

SOAR

Organic Growth Engine Supported by M&A Upside

33%

publicly held aggregates production



Total Addressable Market (TAM)
2.7B[1]
Annual US Production[2]

67%

privately held aggregates production

SOAR Priority Targets

~12% of TAM

Priority M&A targets represent

~300M TONS

of incremental annual production

Robust and Active M&A Pipeline in a Fragmented Industry

Source: USGS and management estimates.

1 Reflects average USGS annual U.S. crushed stone and construction sand and gravel production for the period 2000 to 2024 in short tons.

2 As of 2024, approximately 1,400 companies produced crushed stone and approximately 3,400 companies produced construction sand and gravel.

Martin Marietta
2025 Capital Markets Day 27

SOAR

Underappreciated Land Residual Value

Monetizing Non-Operating Real Estate

- Own >170,000 acres of land near growing metropolitan areas
- Reclaimed locations possess significant residual value

Potential Development Applications

- Mega projects (gigafactories, data centers)
- Lakes, reservoirs, and parks
- Water storage
- Mixed used commercial, retail, and residential
- Conservation easements

Case Study: Gigafactory

- Sold **2,100-acre depleted sand and gravel site** for **$97M** to build a gigafactory and supplied aggregates, cement and concrete for the project, generating substantial additional revenue
- Development of the site is ongoing



Capitalizing on Significant Value of Quarries through Entire Lifecycle of Asset

Martin Marietta

2025 Capital Markets Day 28

 Attractive Long-Term Secular Demand Trends  2025 Capital Markets Day  29  LEMON SPRINGS QUARRY ‖ SANFORD, NORTH CAROLINA

SOAR

Diversified End Market Exposure Enhances Durability

	Stable Demand	Cyclical Demand	
	Infrastructure ~37% of 2024 Shipments[1]	**Nonresidential** ~35% of 2024 Shipments[1]	**Residential** ~23% of 2024 Shipments[1]
	Public Funding Federal (IIJA) · State Budget	**Public / Private Funding** Schools, healthcare and municipal facilities · Data centers, warehouses, energy, manufacturing, light commercial	**Private Funding** Single-family and multi-family development
Trends Driving Growth	The Infrastructure Investment and Jobs Act ("IIJA") and expected successor bill provide long, durable demand tailwinds	**21%** Expected Overall Growth in Square Footage Starts ('25 –'29)[2]	**20%** Expected Overall Growth in Single Family Housing Starts ('25–'29)[2]

Infrastructure Spending, Housing Recovery, and Re-Shoring Drive Attractive Industry Tailwinds

Martin Marietta

1 Reflects percentage of 2024 aggregates shipments; the remaining 5% of 2024 aggregates shipments is attributed to ChemRock and Rail.
2 Based on 2nd Quarter 2025 Dodge Data & Analytics construction starts forecast

2025 Capital Markets Day 30

IIJA Provides Stable, Healthy Tail of Infrastructure Spend

IIJA Set New Benchmark for Investment in Highways and Bridges…



$1.2T
IIJA Funding Authorized in Nov 2021
Total Highway & Bridge Funds Between 2022 – 2026
$350B
~29% of Total IIJA

…with Long History of Successor Bills Exceeding Prior Commitments



$82B
$225B
$350B
(2013 – 2014)
(2016 – 2020)
(2022 – 2026)
Expectations

Generational Investment Provides Growing Base Level Trend for Aggregates Shipments

MAP-21 – Moving Ahead for Progress in the 21st Century Act
FAST Act – Fixing America's Surface Transportation Act
IIJA – Infrastructure Investment and Jobs Act

2025 Capital Markets Day 31

 2025 Capital Markets Day  32  For Review  Source: ARTBA, NSSGA, White House, State DOTs.  1 Based on 2024-2025 budget data.  Uniquely Positioned to Capitalize on Significant Opportunities  Strategically Positioned in Geographies that Benefit from Healthy Infrastructure Investment  West  Southwest  East  Central  MI  0.3%  Average DOT Budgetin MLM’s Top 10 States  vs Remaining 40 states1  2X  TX  CA  NC  CO   GA  MN  AZ  FL  IA  SC

 2025 Capital Markets Day  33  Source: U.S. Census Bureau, U.S. Geological Survey.  1 U.S. Single-Family Housing Starts data through July 2025. U.S. aggregates 2025 volume annualized using Q1 2025 data and 2024 quarterly weightings.   2 https://zillow.mediaroom.com/2025-07-09-US-housing-deficit-grew-to-4-7-million-despite-construction-surge.   3 Percent change from 2005 – July 2025 seasonally adjusted annual rate.   4 Percent change from 2006 – 2025 annualized using Q1 2025 and 2024 quarterly weightings.  Single-Family Housing Starts Drive Peaks-and-Troughs in Aggregates Demand with a Lag  Continued to Strengthen Business through Housing Trough  2023:Post-COVID peak  New Home Construction Increases Demand for Materials  4.7M  Current Housing Shortage; Driven by Significant Underbuilding2  U.S. Single-Family Housing Starts   45%  Below Prior Peak3  U.S. Aggregates Volume  29%  Below Prior Peak4  4-year peak-to-trough  2006:Prior Peak  1

 2025 Capital Markets Day  34  Single-Family Development Creates Positive Tailwinds for Community Buildout  Single-Family Development Is 2x to 3x More Aggregates Intensive Than Multi-Family Development  Curbs, sewers and gutters in new residential development  New access roads, interchanges   and lane widenings  New retail, commercial and warehouses to support new communities  New schools, healthcare and municipal facilities

 2025 Capital Markets Day  35  Key Takeaways  Industry-leading unit profitability growth  2  Proven track record of executing SOAR strategy  3  Significant whitespace and clear M&A targets  4  Leading supplier of aggregates  1  Strategically located in higher-growth markets  5

 2025 Capital Markets Day  36  Codifying Martin Operating System to Further Drive Organic Growth  NORTH BRIDGEPORT QUARRY ‖ WISE COUNTY, TEXAS  Ward Nye  Chair, President and Chief Executive Officer

 2025 Capital Markets Day  37  Key Messages  Leveraging predictive data and analytics to accelerate business optimization and drive value  2  Continuing to deliver industry-leading unit profitability growthand further drive price / cost spread with SOAR 2030  3  Codifying Martin Operating System for greater alignment between go-to-market strategy and production  1

 2025 Capital Markets Day  38  SOAR 2030 Priorities Have Not Changed  …Enhanced by Disciplined Inorganic Growth  Strong Organic Growth Remains the Foundation of Our Success…  Commercial Excellence  Operational Excellence  Strategic M&A  Synergy Realization

 2025 Capital Markets Day  39  SOAR 2030 Priorities Have Not Changed  Strong Organic Growth Remains the Foundation of Our Success…  Precision Pricing | Customer Experience  Cost Management | Strategic Procurement  Commercial Excellence  Operational Excellence

SOAR 2030 Organic Growth: Codifying Our Martin Operating System (MOS)

SOAR


COMMERCIAL EXCELLENCE
Precision Pricing
Customer Experience
OPERATIONAL EXCELLENCE
Cost Management
Strategic Procurement
SAFETY IS FOUNDATIONAL

MARTIN OPERATING SYSTEM

Alignment Between **Commercial Excellence** and **Operational Excellence** Driving Price / Cost Spread

250 bps

SOAR 2030 PRICE / COST SPREAD GOAL

Martin Marietta
2025 Capital Markets Day 40

 Revenue optimization (Price / Volume)  Flexing variable cost with demand  Real-time bid pricing  Real-time inventory visibility  Customer experience  Sales  Operations  2025 Capital Markets Day  41  Ecosystem Enables Real-Time Price / Cost Management Via Alignment of Sales and Production  Utilizing Data and Analytics to Inform Business Decisions  Predictive plant and fleet maintenance

PrecisIQ Pricing Tool: Driving Organic Growth through Precision Pricing

SOAR

P recision
r eal-time
e ngine for
c ustomer
i nformation &
s trategic
I ntelligent
Q uoting


Martin Marietta
Tax exempt:
Yes
No
Products
57
1,000 tons
$24.00 per ton
CL A RIPRAP
500 tons
$28.00 per ton
QUOTE TOTAL
Price Guidance Band
$25.33
Proposed avg ASP per ton
Download & email quote

Data-driven Insights Delivered In Real-time To Sales Teams

MLM SALES REP EXPERIENCE

- Improves pricing
- Enhances mobile capabilities
- Reduces administrative time

CUSTOMER EXPERIENCE

- Accelerates responses
- Delivers consistent experiences
- Strengthens relationships

PRECISION PRICING | INTELLIGENT QUOTING

Capture Significant Value through Data-Informed Price Guidance and Enhanced Sales Pipeline Tracking

Martin Marietta
2025 Capital Markets Day 42

 2025 Capital Markets Day  43  Focusing On What’s Within Our Control to Unlock Value  Cost Flexing  No aggregates operations that produce 24/7   Near-term changes in demand:   Flex crews and overtime  Longer-term changes in demand:   Utilize scale benefits of quarry networks  Cost Management  Fleet  Plant Automation  Partnering with leading telematics provider to automate data capture  Automated data capture unlocks greater value from mobile fleet  ~40% of plants have automation capabilities  Enhances ability to run plants at maximum capacity  Optimizes production yields  Strategic Procurement  Procurement Spend Under Contract Increased from:   to  48% in 2022  >60% in 2025

 2025 Capital Markets Day  44  Aggregates District Unit Profitability  Note: Reflects 2024 operations data.  Significant Opportunity Remains to Grow the Top…  2024 Cash Gross Profit Per Ton  …and Improve the Tail  Martin Marietta Aggregates Districts  Consolidated   Average  $9.74

SOAR

Continued Best-in-Class Unit Profitability Growth

"Above Historical ASP"

- Value-added Selling
- Precision Bid Pricing
- Leadership
- M&A

4%
Historical ASP[1]
↓
MSD
SOAR 2030

Operational Excellence

- Cost Management
- Strategic Procurement
- District Normalization
- Inventory Management

2%
Historical CPI[2,3]
↓
LSD
SOAR 2030

SOAR 2030
Expectations

250 bps
Price / Cost Spread

Low DD
Unit Profitability Growth

Pricing Discipline and Operational Excellence Drive Sustainable Unit Profitability Growth

Note: Selling price is established locally at the point of sale and is subject to competitive and other factors at each locality. ASP increases reflect the average of the Company's selling price across all regions, some of which may have already been implemented. Local prices can vary significantly from this average.
1 Historical ASP reflects CAGR from 2000 – 2020.
2 Historical CPI reflects CAGR for All items in U.S. City Average from 2000 – 2020.
3 SOURCE: U.S. Bureau of Labor Statistics.

Martin Marietta
2025 Capital Markets Day 45

 2025 Capital Markets Day  46  Key Takeaways  Key Takeaways  Continuing to deliver industry-leading unit profitability growth and further drive price / cost spread with SOAR 2030  Leveraging predictive data and analytics to accelerate business optimization and drive value  Codifying Martin Operating System for greater alignment between go-to-market strategy and production  3  2  1

 Fireside Chat: Accelerating Commercial and Operational Excellence   2025 Capital Markets Day  47  BENSON QUARRY ‖ BENSON, NORTH CAROLINA

 2025 Capital Markets Day  48  Fireside Chat: Accelerating Commercial and Operational Excellence   Ward Nye  Chair, President and Chief Executive Officer  Joined MLM: 2006  Oliver Brooks  President, East Division  2013  Kirk Light  President, Southwest Division  2019  Bill Podrazik  President, Central Division  2002  Chris Samborski  President, West and Specialties Divisions  2018  Moderator  Panelists

 BREAK  2025 Capital Markets Day  49  CLAYTON AGGREGATES ‖ CONCORD, CALIFORNIA

 Capital Allocation and M&A Execution Drive Long-Term Value Creation  2025 Capital Markets Day  50  Michael Petro  SVP and Chief Financial Officer  JONES MILL QUARRY ‖ HOT SPRING COUNTY, ARKANSAS

 2025 Capital Markets Day  51  Key Messages  Utilizing strategic M&A to amplify organic growth, expand into key markets, and compound long-term shareholder value  2  Leveraging proven playbook to ensure seamless integration and execution, cultural alignment, and significant value creation  3  Executing balanced and consistent capital allocation strategy  1  Pursuing disciplined capital investments to sustain industry-leading operations and capture growth opportunities  4

 2025 Capital Markets Day  52  Balanced Approach to Capital Allocation  Consistent Go-Forward Priorities  SOAR 2025 Uses of Capital1  1 From January 1, 2021 – June 30, 2025.   $11.5B  M&A  Share Repurchases  Capex  Dividends  M&A  Disciplined M&A execution  Synergy realization  Organic Investment  Sustaining and growth capex to enhance efficiency and/or capacity  Land and reserves purchases  Capital Return  Return capital to shareholders via share repurchases and sustainable dividends

 2025 Capital Markets Day  53  SOAR 2030 Priorities Have Not Changed  …Enhanced by Disciplined Inorganic Growth  Strategic M&A  Significant Whitespace  Improves Durability and Margin Profile of Enterprise  Significant Transaction Experience with Track Record of Delivering Synergies  Synergy Realization

 2025 Capital Markets Day  54  Disciplined Approach to Value Creation through M&A  Clear, Executable M&A Strategy and Strong Balance Sheet Enhances Organic Growth  Prioritize & Execute   Integrate & Expand   Maintain StrongBalance Sheet  Identify quality opportunities through a filtered lens   (Quality over Quantity)  Synergy realization  Relationship development and targeted outreach  Subsequent bolt-ons  Establish new aggregates platforms in key Metropolitan Statistical Areas (MSAs)  Compounding profitablegrowth  Investment Grade  Credit Rating  2.0x – 2.5x  Target Net Leverage Range

 2025 Capital Markets Day  55  Viable, Executable Acquisition Targets Present Unmatched Growth Opportunities  Significant Runway Ahead for Continued M&A  1 Assuming Martin Marietta 2025 ASP Guidance at the midpoint of $23.38 per ton.  2 Based on mid-point of 2025 Guidance as of August 7, 2025  Total U.S. Aggregates Market  Where We Are Focused  Complementary Adjacencies  < 10%  MLM Current Share  $60B  Revenue opportunity1 for 2.7B tons  +1.5x  MLM Shipments2  $7B  Revenue opportunity1 for 300M tons  Lime  Magnesia-Based Products  Specialty Quarries

 2025 Capital Markets Day  56  Repeatable Playbook for Integrating Aggregates Acquisitions  Proven Track Record of Driving Synergies and Value Creation  Phase 1  Phase 3  Phase 2   Post-Integration  Phase 1  DAYS 1 – 30  Rebrand acquired company  Onboard new employees / safety training  Integrate back-office  Post-Integration   Enhance presence through subsequent bolt-ons  Phase 2 YEAR 1  Implement commercial strategy  Realize SG&A and procurement synergies  Phase 3  YEAR 1+  “Martinize” operations  Capital investments

 2007  Atlanta  Marietta  20  20  85  85  285  285  75  75  575  20  20  85  75  675  85  75  Establish platform  Proven Process for Creating Value with Acquisitions  Acquire subsequent bolt-ons to bolster overall presence  Acquired Target A Sites  2008  Atlanta  20  20  85  85  285  285  75  75  575  20  20  85  75  675  85  75  Marietta  2025 Capital Markets Day  57  North Georgia Case Study  2013  Atlanta  20  20  85  85  285  285  75  75  575  20  20  85  75  675  85  75  Acquired Target A Sites  Acquired Target B Sites  Marietta  Realize significant value  10x  2024 vs. 2007 EBITDA  Today  Atlanta  20  20  85  85  285  285  75  75  575  20  20  85  75  675  85  75  Acquired Target C Sites  Acquired Target A Sites  Acquired Target B Sites  Marietta

 2025 Capital Markets Day  58  M&A Value Creation Endures and Compounds Over Time  Leveraging Proven Playbook to Accelerate Growth and Drive Performance  +10%  ASP 11-YR CAGR (2013-2024)  NORTH TEXAS  Case 1  SAN BERNARDINO / RIVERSIDE  Case 2  Note: Selling price is established locally at the point of sale and is subject to competitive and other factors at each locality. ASP increases reflect the average of the Company’s selling price across all regions, some of which may have already been implemented. Local prices can vary significantly from this average.  Company Average ASP  ~2X  ASP  13X  EBITDA

 2025 Capital Markets Day  59  Strong Balance Sheet Provides Ample Capacity to Execute M&A Strategy  Investment   Grade  Credit Rating  2.4x1  Net Debt / Adj. EBITDA  Target Range: 2.0x – 2.5x   Limited Upcoming Bond Maturities During SOAR 2030  Financial Strength & Flexibility  1 Carrying value as of June 30, 2025.  Debt Profile  4.0%  Weighted Average Cost of Debt  100%  Fixed Rate  $125M  $792M  To be paid off at maturity  $472M  1

 Upholding Regulatory Protocols  Plant Upgrades  Mobile Equipment  2025 Capital Markets Day  60  Capital Investments  Pursuing Disciplined Capital Investments  Sustaining Capex  25%   of EBITDA  Growth Capex  Land  Capacity Expansion  Productivity Improvements  Opportunistic Land & Reserve Purchases

Investing in Technology within Operations

Near-Term | Plant

Case Study: North Bridgeport Quarry

Technology-Enabled Plant Equipped with Automated Equipment and AI

Automated customer loadout

AI analyzing operations in real-time to notify operator of potential oversized rocks that could disrupt machines

44% Reduction in Operating Hours

68% Reduction in Customer Cycle Times

82% Reduction in Oversized Rock Jams







Longer-Term | Fleet

Autonomous Vehicles

Partnering with OEMs and technology providers on autonomous trucks and haul truck systems

Electrification

Led by OEMs, monitoring and will adapt once available

Allocating Capital Towards Projects with Highest Rates of Return

Martin Marietta
2025 Capital Markets Day 61

 2025 Capital Markets Day  62  Capital Returns Enhance Shareholder Value  Increased or Maintained Dividend Every Year since Becoming a Public Company in 1994  1 Current repurchase authorization as of June 30, 2025  2 Annualized From 2021 – 2025, where 2025 reflects the expected full-year dividend payments based on dividends paid year-to-date through June 30, 2025, of $1.58 per share and the announced dividend payment of $0.83 per share on August 14, 2025.  2  Annual Dividends (Per Share)  Share Repurchases  (In millions)  2.5 million shares repurchased at a weighted average price of $480.68 per share  11 million shares1 remain under the current repurchase authorization  $1.2B  Consistent dividend increases complement repurchase program  8.2% CAGR

 2025 Capital Markets Day  63  Responsibly Growing Our Business for Long-Term Success  Organic Growth  Illustrative Flat Volume Case  Cement, Downstream, and Specialty products  M&A and Portfolio Optimization  $2.3B  $0  +$100M  $400M  Right Markets, Strategy, Team, and Technology  +$1.0B  Low DD CAGR  $3.7B  2025 EBITDA  Aggregates Price/Cost Gross Profit  Aggregates Volumes Gross Profit  Other Product Lines Gross Profit  2030 Organic EBITDA  Inorganic Growth  2030EBITDA  Other  $3.3B  +HSD CAGR  ($75M)  LSD-MSD CAGR  +LDD CAGR

 2025 Capital Markets Day  64  Single-Family Volume Recovery Drives Notable EBITDA Upside with Positive Operating Leverage…  $3.6B  +$225M  $3.8B  +$465M  $4.0B  +$715M  2030 Organic EBITDA  2030 Organic EBITDA  2030 Organic EBITDA  $4.0B  M&A  $4.2B  M&A  $4.4B  M&A  2030 EBITDA  2030 EBITDA  2030 EBITDA  3% CAGR  2% CAGR  1% CAGR

 2025 Capital Markets Day  65  …And Significant Free Cash Flow Generation  1 Free Cash Flow reflects Cash Flow from Operations less sustaining capital expenditures.   2 Assumes Company maintains investment-grade credit rating metrics.  $8.0B  2030 CumulativeFree Cash Flow1  3% CAGR  2% CAGR  1% CAGR  $8.5B  2030 CumulativeFree Cash Flow1  $9.0B  2030 CumulativeFree Cash Flow1  $13B  2030 TotalFirepower2  $14B  2030 TotalFirepower2  $15B  2030 TotalFirepower2

 2025 Capital Markets Day  66  Key Takeaways  Key Takeaways  Key Takeaways  Pursuing disciplined capital investments to sustain industry-leading operations and capture growth opportunities  Utilizing strategic M&A to amplify organic growth, expand into key markets, and compound long-term shareholder value  Executing balanced and consistent capital allocation strategy  2  1  Leveraging proven playbook to ensure seamless integration and execution, cultural alignment, and significant value creation  3  4

 Concluding Remarks  2025 Capital Markets Day  67  Ward Nye  Chair, President and Chief Executive Officer  GRANITE CANYON QUARRY ‖ LARAMIE COUNTY, WYOMING

 2025 Capital Markets Day  68  Compounding Returns on a Rock-Solid Foundation  Industry-leading unit profitability growth enabled by disciplined pricing and operational excellence  Proven track record of executing SOAR strategy to deliver strong financial results and significant shareholder returns  Significant whitespace and clear M&A targets in diversified geographic end markets to enhance consistent organic growth  Leading supplier of aggregates with differentiated, complementary specialty products  Strategically located in higher-growth markets and well positioned to benefit from attractive long-term secular growth trends

 Well Positioned to Deliver Compounded Financial Returns  SOAR 2030 TARGETS  250 bps  Aggregates Price / Cost Spread  Low DDs  Consolidated EBITDA CAGR  Low DDs  Aggregates UnitProfitability CAGR  2025 Capital Markets Day  69  1 2026 – 2030 targets.  1

 Q&A  2025 Capital Markets Day  70  CASTLE HAYNE QUARRY ‖ NEW HANOVER COUNTY, NORTH CAROLINA

 Appendix  2025 Capital Markets Day  71  CLAYTON AGGREGATES ‖ CONTRA COSTA COUNTY, CALIFORNIA

Reconciliation of Net Earnings to Adjusted EBITDA

$ in Millions	2010[1]	2015	2020	2025G
Net earnings attributable to Martin Marietta	$97	$289	$721	$1,140
Add back:				
Interest expense, net of interest income	69	76	118	225
Income tax expense for controlling interests	29	125	168	290
Depreciation, depletion and amortization expense and noncash earnings / loss from nonconsolidated equity affiliates	180	261	386	645
Acquisition, divestiture and integration expenses	-	-	-	-
Impact of selling acquired inventory after markup to fair value as part of acquisition accounting	-	-	-	-
Nonrecurring gain on divestiture	-	-	-	-
Noncash asset and portfolio rationalization charge	-	-	-	-
Adjusted EBITDA	**$375**	**$751**	**$1,393**	**$2,300**
Revenues	1,783	3,540	4,730	6,970
Adjusted EBITDA Margin	**21%**	**21%**	**29%**	**33%**

Note: 2025G reflects the mid-point of our 2025 guidance as of August 7, 2025.

1. 2010 reflects Adjusted EBITDA as reported in the 2010 Form 10-K and excludes the immaterial impact of interest income and noncontrolling interests.

Earnings from continuing operations before interest; income taxes; depreciation, depletion and amortization expense; earnings/loss from nonconsolidated equity affiliates; acquisition, divestiture and integration expenses; and the impact of selling acquired inventory after its markup to fair value as part of acquisition accounting subject to the limitations described below, or Adjusted EBITDA, is an indicator used by the Company and investors to evaluate the Company's operating performance from period to period. Effective January 1, 2024, transaction expenses and inventory acquisition accounting impacts are only excluded for transactions with at least $2 billion in consideration and transaction expenses expected to exceed $15 million.

Adjusted EBITDA is not defined by generally accepted accounting principles and, as such, should not be construed as an alternative to earnings from operations, net earnings or operating cash flow.

2025 Capital Markets Day 72

2025 Capital Markets Day  73  Reconciliation of Aggregates Cash Gross Profit   $ and Tons in Millions, Except Per Ton  2000  2017  2020  2021  2024  Aggregates product gross profit  $259  $604   $849   $908  $1,449  Depreciation, depletion and amortization expense  110  183  256  289  413  Aggregates cash gross profit  $369  $787  $1,105  $1,197  $1,862  Aggregates shipments tons  165  158  186   201  191  Aggregates gross profit per ton  $1.57  $3.82  $4.55  $4.51  $7.58  Aggregates Cash Gross Profit Per Ton  $2.24  $4.98  $5.92  $5.95  $9.74  Cash gross profit adds back noncash charges for depreciation, depletion, and amortization to gross profit.  Cash gross profit is not defined by generally accepted accounting principles and, as such, should not be construed as an alternative to gross profit or other earnings or cash flow measures defined by GAAP.  Aggregates cash gross profit per ton is computed by dividing cash gross profit by tons shipped.

 2025 Capital Markets Day  74  Reconciliation of Leverage Ratio for June 30, 2025  $ in Millions  Twelve-Month Period July 1, 2024 – June 30, 2025  Net earnings attributable to Martin Marietta   $1,100   Add back:  Interest expense, net of interest income  188   Income tax expense for controlling interests  269   Depreciation, depletion and amortization expense and noncash earnings/loss from nonconsolidated equity affiliates  613   Acquisition, divestiture, and integration expenses1  3  Consolidated Adjusted EBITDA  $2,173   Consolidated debt at June 30, 2025  $5,416   Less: Unrestricted cash at June 30, 2025  (225)  Consolidated net debt at June 30, 2025  $5,191  Consolidated Net Debt to Consolidated Adjusted EBITDA at June 30, 2025, for the Trailing 12-months Consolidated Adjusted EBITDA    2.4X   1 The Company has elected to add back, for purposes of its Adjusted EBITDA calculation, acquisition, divestiture and integration expenses and the impact of selling acquired inventory after its markup to fair value as part of acquisition accounting subject to the following limitations. Transaction expenses and inventory acquisition accounting impacts are only excluded for transactions with at least $2 billion in consideration and transaction expenses expected to exceed $15 million.   Consolidated net debt to EBITDA at June 30, 2025, for the trailing-12 months, is a non-GAAP measure.  Management uses this ratio to assess its capacity for additional borrowings. The calculation is not intended to be a substitute for the Company’s leverage covenant under its credit facility.